UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8‑K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 26, 2014 (August 20, 2014)

Education Realty Trust, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-32417	20-1352180
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

999 South Shady Grove Road, Suite 600 Memphis, Tennessee	38120
(Address of Principal Executive Offices)	(Zip Code)

901-259-2500

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Opt Out of Maryland’s Unsolicited Takeover Act

On August 20, 2014, the Board of Directors (the “Board”) of Education Realty Trust, Inc. (the “Company”) adopted resolutions prohibiting the Company from electing in the future to classify the Board pursuant to Section 3-803 of the Maryland General Corporation Law (the “MGCL”), commonly referred to as the Maryland Unsolicited Takeover Act. Such resolution shall not be repealed unless approved by the stockholders of the Company by the affirmative vote of at least a majority of all the votes cast on the matter by stockholders entitled to vote on the matter.

In accordance with Maryland law, the Company filed Articles Supplementary describing the foregoing prohibition with the State Department of Assessments and Taxation of Maryland on August 26, 2014. The foregoing summary of the Articles Supplementary is qualified in its entirety by reference to the text of the Articles Supplementary, which is attached as Exhibit 3.1 hereto and is incorporated by reference.

Amendment No. 1 to Amended and Restated Bylaws

On August 20, 2014, the Board of the Company approved Amendment No. 1 (the “Amendment”) to the Company’s Amended and Restated Bylaws (the “Bylaws”). The Amendment effects the following changes:

•
Majority Voting – The Board amended Article II, Section 7 of the Bylaws to change the voting standard for the election of directors from a plurality voting standard to a majority voting standard in uncontested elections. Under the revised voting standard, a director shall be elected to the Board of the Company if the votes cast for such nominee’s election exceeds the votes cast against such nominee’s election; provided that if the election is contested, directors shall be elected by a plurality of the votes cast.

•
Opting Out of the Maryland Share Acquisition Act – By Article II, Section 12 of the Bylaws, the Company previously had opted not to be subject to Title 3, Subtitle 7 of the MGCL, commonly known as the Maryland Control Share Acquisition Act, but had reserved the right for the Company to become subject to the Maryland Control Share Acquisition Act in the future. The Board has amended Article II, Section 12 of the Bylaws to prohibit the repeal of this Bylaws provision without the affirmative vote of a majority of the votes cast on the matter by stockholders entitled to vote on the matter.

•
Opting Out of the Maryland Business Combination Act – The Board further amended Article II, Section 12 of the Bylaws to opt out of Title 3, Subtitle 6 of the MGCL, commonly known as the Maryland Business Combination Act. The Board has amended Article II, Section 12 of the Bylaws to prohibit the repeal of this Bylaws provision without the affirmative vote of a majority of the votes cast on the matter by stockholders entitled to vote on the matter.

The foregoing description of the Amendment is qualified in its entirety by reference to the full text of the Amendment, a copy of which is filed hereto as Exhibit 3.2 and incorporated herein by reference. The effective date of this Amendment was August 20, 2014.

Item 7.01. Regulation FD Disclosure.

On August 26, 2014, the Company issued a press release announcing the approval and implementation of these corporate governance enhancements. A copy of that press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

In accordance with General Instructions B.2 and B.6 of Form 8-K, the information included in this Item 7.01 (including Exhibit 99.1 hereto), shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing made by the Company under the Exchange Act or Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.1 3.2	Articles Supplementary Amendment No. 1 to Amended and Restated Bylaws
99.1	Press Release dated August 26, 2014

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EDUCATION REALTY TRUST, INC.

Date: August 26, 2014	By:	/s/ Randall L. Churchey
Randall L. Churchey Chief Executive Officer and President

INDEX TO EXHIBITS

Exhibit No.	Description
3.1 3.2	Articles Supplementary Amendment No. 1 to Amended and Restated Bylaws
99.1	Press Release dated August 26, 2014